UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2012

DELTEK, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33772	54-1252625
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2291 Wood Oak Drive, Herndon, VA	20171
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (703)734-8606

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 24, 2012, the Company held its 2012 Annual Meeting of Stockholders. The following proposals were adopted by the votes set forth below.

	For	Against	Abstain	Broker Non- Votes
1. To elect nine (9) directors for the ensuing year:

Kevin T. Parker	55,125,054	2,701,388	6,000	5,774,953
Alok Singh	55,467,529	2,358,913	6,000	5,774,953
Nanci E. Caldwell	57,641,684	184,758	6,000	5,774,953
Edward R. Grubb	57,198,644	627,798	6,000	5,774,953
Joseph M. Kampf	57,644,763	181,679	6,000	5,774,953
Steven B. Klinsky	55,979,025	1,847,417	6,000	5,774,953
Thomas M. Manley	57,752,375	74,067	6,000	5,774,953
Albert A. Notini	57,198,241	628,201	6,000	5,774,953
Janet R. Perna	57,753,375	73,067	6,000	5,774,953

	For	Against	Abstain	Broker Non- Votes
2. To ratify the appointment of Deloitte & Touche LLP as Deltek’s registered
public accounting firm for the fiscal year ended December 31, 2012.	63,476,854	80,500	50,041	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2012	DELTEK, INC.

	By:	/s/ David Schwiesow
David Schwiesow
Senior Vice President and General Counsel

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